SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 19, 2003


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


            California                        0-27122              94-2900635
  (State or Other Jurisdiction of     (Commission File Number)    (IRS Employer
 Incorporation) Identification No.)

             150 Rose Orchard Way                            95134
                 San Jose, CA                              (Zip Code)
   (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

Item 9.           Regulation FD Disclosure.

     On March 19, 2003, Adept Technology, Inc. (the "Company") filed with the Securities and Exchange Commission (the "Commission") an Amended Annual Report on Form 10-K/A for the fiscal year ended June 30, 2002, an Amended Quarterly Report on Form 10-Q/A for the first quarter ended September 28, 2002 and an Amended Quarterly Report on Form 10-Q/A for the second quarter ended December 28, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Amended Annual Report on Form 10-K/A and the Amended Quarterly Reports on Form 10-Q/A were accompanied by certifications made by Brian R. Carlisle, Chairman of the Board of Directors and Chief Executive Officer of the Company, and Michael W. Overby, Vice President, Finance and Chief Financial Officer of the Company, copies of which are furnished pursuant to this Item 9 as Exhibit 99.1, 99.2 and 99.3, respectively.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADEPT TECHNOLOGY, INC.


Date:  March 19, 2003                By: /s/ Michael W. Overby
                                         -----------------------
                                         Michael W. Overby
                                         Vice President and Chief
                                         Financial Officer

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

99.1 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 for Form 10-K/A for the fiscal year ended June 30, 2002.

99.2 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 for Form 10-Q/A for the quarter ended September 28, 2002.

99.3 Certification of the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C. Section 1350 for Form 10-Q/A for the quarter ended December 28, 2002.